EXCHANGE LISTED FUNDS TRUST

Saba Closed-End Funds ETF (Cboe BZX Ticker: CEFS)

(the “Fund”)

Supplement dated June 17, 2026, to the Fund’s currently effective prospectus, summary prospectus and statement of additional information

Important Notice Regarding Change in Name and Investment Policy

The Board of Trustees of the Exchange Listed Funds Trust approved the changes described below to the Fund’s name and non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, effective on or about August 16, 2026.

Effective on or about August 16, 2026:

1.	The Fund’s name will change from the “Saba Closed-End Funds ETF” to the “Saba Opportunistic Hedged Closed-End Funds ETF”
2.	The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by closed-end funds, will be revised as follows:

The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by normally investing at least 80% of its net assets, (a) in securities issued by closed-end funds or derivatives that provide investment exposure to closed-end funds either directly or indirectly and (b) opportunistically in long and/or short positions of (i) single name or basket securities or instruments seeking to hedge market exposure and/or (ii) derivatives instruments seeking to hedge market exposure.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.